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                                                    Social Awareness Fund


(various photos demonstrating service and guidance, professional management & goals)

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                                                        1998
                                                        Annual
                                                        Report

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DELAWARE
INVESTMENTS
=====================
Philadelphia o London

A TRADITION OF SOUND INVESTING

                                   commitment

                                       A Commitment
                                       To Our Investors



                                                   (photo of computer keyboard)



                                                   (photo of illustration from
                                                    Growth of Capital Brochure)

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, closed-end funds and offer retirement plan services for individuals and businesses. Delaware currently manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each current fund's prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Social Awareness Fund Objective

Seeks long-term capital appreciation. It invests primarily in mid-size to large companies that meet certain socially responsible investment criteria.

Growth of Capital

Table of Contents

LETTER TO SHAREHOLDERS                                       Page           1
PORTFOLIO MANAGERS' REVIEW                                   Page           3
PERFORMANCE SUMMARY                                          Page           8
STATEMENTS OF NET ASSETS                                     Page           9
FINANCIAL HIGHLIGHTS                                         Page          13

About Our Subadviser

VANTAGE INVESTMENT ADVISORS, INC. FOUNDED IN 1979, IS A TECHNOLOGY-DRIVEN, FULL-SERVICE INVESTMENT MANAGEMENT FIRM THAT USES PROPRIETARY COMPUTER SOFTWARE TO SYSTEMATICALLY IDENTIFY INVESTMENT OPPORTUNITIES. BASED IN NEW YORK AND AN AFFILIATE OF DELAWARE, VANTAGE INVESTMENT ADVISORS CURRENTLY MANAGES MORE THAN $8 BILLION IN ASSETS FOR INDIVIDUAL AND INSTITUTIONAL INVESTORS.


tradition

December 18, 1998

                                                                    for growth
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                                                                         1

Dear Shareholder:

OVERSEAS MARKET VOLATILITY BRIEFLY
roiled U.S. stock prices in fiscal 1998, but as of November 30, 1998, had not extinguished the strength of the U.S. economy.
   Many stocks suffered their steepest price declines in years when the Russian government defaulted on its debt and shook investor confidence the world over. A responsive Federal Reserve Board - concerned about a possible slowdown in U.S. economic growth - reduced the Federal Funds rate last autumn. This added liquidity to a U.S. economy already bolstered by low unemployment and a high level of consumer confidence.
   Lower borrowing rates inspired renewed interest in U.S. stocks - especially large capitalization stocks, many of which rose to near record price levels. Mid-cap stocks did not fare as well and their prices rose by a much lesser amount.
   Social Awareness Fund invested in a broad range of mid and large-cap stocks for the 12 months ended November 30, 1998. Consequently, we did not benefit from this past autumn's stock market rally to the extent of our benchmark indexes - the Domini Social 400 Index and Standard & Poor's(R) 500 Stock Index - both of which are exclusively composed of large-cap stocks.
   The Fund's heavy weighting in financial stocks, relative to our benchmarks, also affected our performance. Investor concern regarding the financial sector's exposure to overseas securities and loans drove the share prices of many investment and banking firms lower.

YOUR FUND EMPLOYS COMPUTER-DRIVEN QUANTITATIVE ANALYSIS TO CHOOSE STOCKS BELIEVED TO HAVE SUPERIOR LONG-TERM CAPITAL APPRECIATION POTENTIAL. THIS APPROACH ALLOWS US TO SUBSTANTIALLY ELIMINATE EMOTION AND SPECULATION FROM THE INVESTMENT PROCESS.

Total Return
-------------------------------------------------------------------------
                                                         12 Months Ended
                                                        November 30, 1998
-------------------------------------------------------------------------
Social Awareness Fund A Class                                  +9.52%
-------------------------------------------------------------------------
Standard & Poor's 500 Index                                   +23.68%
Domini Social 400 Index                                       +26.83%
Lipper Growth Fund Average (948 funds)                        +14.50%
-------------------------------------------------------------------------
The S&P 500 Composite Stock Index is an unmanaged composite of large company stocks. The Domini Social 400 Index is an unmanaged benchmark of 400 U.S. corporations that pass multiple, broad based social responsibility screens set by Kinder, Lyndenberg, Domini & Co., an investment research firm in Cambridge, MA. It is not possible to invest directly in any index.

Fund and Lipper performance quoted above is based on net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all classes of the Fund can be found on page 8. Past performance does not guarantee future results.
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   2

   Social Awareness Fund seeks companies that meet certain socially responsible criteria and exhibit both growth and value investment characteristics. Your Fund employs computer driven quantitative analysis to choose stocks believed to have superior long-term capital appreciation potential. This approach allows us to substantially eliminate emotion and speculation - often an advantage in emotion-driven markets like we've seen this year - from the investment process.
   We believe emotion and speculation are partially responsible for the strong price appreciation as well as the historically high price/earnings (P/E) ratios for many large-cap stocks at fiscal year-end. But, price increases based on emotion rather than good company fundamentals can be short-lived.
   In our experience, two primary factors tend to drive stock prices over the long term - earnings growth and interest rate fluctuations. If a stock's price is too high relative to its earnings, that tells us there is little additional room for growth. Therefore, your Fund's management focused on companies with P/E ratios that were substantially lower than the average stock in our benchmark indexes, as shown below.
   The stock price declines of last summer provided a sobering reminder that equity investments can be volatile at times. We believe our quantitative computer-driven selection process allows us to approach stock market volatility with a more rational, emotion-free perspective.
   On the pages that follow, Mr. Wittman and his team discuss Social Awareness Fund's quantitative strategy in greater detail and explain how the Fund's investment portfolio performed during the 1998 fiscal year.
   Given the market's recent volatility, we believe you could benefit from a careful review of your investments with your financial adviser. In our view, Social Awareness Fund can play an integral part of a prudent long-term asset allocation strategy. We thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick
--------------------
Jeffrey J. Nick
Chairman, President
and Chief Executive Officer
Delaware Investments Family of Funds


discipline

Jeffrey Nick Named Chairman
ON DECEMBER 17, 1998, JEFFREY J. NICK WAS NAMED CHAIRMAN OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS. HE REPLACES WAYNE A. STORK WHO HAS RETIRED AS CHAIRMAN OF THE BOARD OF DIRECTORS, BUT CONTINUES TO SERVE AS A BOARD MEMBER. MR. NICK WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF DELAWARE INVESTMENTS FAMILY OF FUNDS IN OCTOBER 1997. HE HAS BEEN CEO OF LINCOLN NATIONAL INVESTMENT COMPANIES SINCE OCTOBER 1996 AND PREVIOUSLY MANAGED LINCOLN'S OPERATIONS IN THE UNITED KINGDOM. MR. NICK HOLDS AN MBA FROM THE UNIVERSITY OF CHICAGO AND A BACHELOR OF ARTS DEGREE FROM PRINCETON UNIVERSITY.

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                                                                          3

Portfolio Managers' Review

BY T. SCOTT WITTMAN
President, Senior Portfolio Manager

ENRIQUE CHANG
Senior Vice President/Chief Investment Officer

CHRISTOPHER P. HARVEY
Assistant Vice President
Vantage Investment Advisors, Inc.
December 18, 1998

INVESTMENT STRATEGY
Seeking Growth at Value Prices
Social Awareness Fund sifts through a universe of approximately 1,200 mid and large U.S. companies to uncover stocks with strong capital appreciation potential.
   We begin by applying a series of social screens to each company. Social Awareness Fund will not invest in a company that:
o Pollutes and/or damages the natural environment;
o Makes alcoholic beverages or tobacco products;
o Produces nuclear power or designs and constructs nuclear power plants;
o Manufactures or contracts for military weapons;
o Is involved in the gambling industry; or,
o Conducts animal testing for cosmetics or personal care products. Approximately 800 companies typically pass our social screens. Our computer-driven model then quantitatively analyzes each company based on stock price and earnings fundamentals. We specifically seek stocks that are selling below their fair market value and demonstrate accelerating earnings growth. Thus, we attempt to blend aspects of both growth and value investing.

EVALUATING 1,200 COMPANIES MAY SEEM LIKE A DAUNTING, TIME CONSUMING TASK. HOWEVER, OUR COMPUTER-DRIVEN QUANTITATIVE METHOD ANALYZES EACH COMPANY ON A DAILY BASIS.

review


BUILDING A LONG-TERM PORTFOLIO
-----------------------------------------------------
THE EFFICIENCY OF QUANTITATIVE INVESTING



Universe of 1,200 mid and large capitalization companies
800 stocks that meet social responsibility criteria computer-driven quantitative analysis
Ranking of Stocks based on growth and value characteristics
131 stocks selected for the portfolio*


* As of November 30, 1998. The number of stocks will fluctuate.
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   4



                                (photo of couple talking to financial advisor)


   Evaluating 1,200 companies may seem like a daunting, time consuming task. However, our computer-driven quantitative method analyzes each company on a daily basis. We believe our use of technology brings a high level of efficiency to your Fund's stock selection process.

STRATEGIC POSITIONING
Responding to Social Concerns
Ongoing research is a critical component of Social Awareness Fund's investment process. Our socially responsible criteria are the first and most basic tool for screening out companies.
   Relying on the research of Kinder, Lyndenberg, Domini & Co., an investment management and research firm specializing in socially responsible investing, we constantly monitor current and potential holdings for compliance with our social screens. If a holding suddenly fails to meet our criteria, the stock is sold from your Fund's investment portfolio, regardless of how it is performing.
   In fiscal 1998, we expanded your Fund's socially responsible mandate to include a new social screen: cosmetic testing on animals. Effective July 1, 1998, your Fund stopped investing in cosmetics manufacturers that test products and/or potentially harmful chemicals on animals.
   As a result, we sold two of your Fund's stocks in fiscal 1998. The Fund's holdings of Schering Plough and Johnson & Johnson, two healthcare companies, were liquidated because they were testing cosmetic skin lotions on animals.
   Please note that your Fund's animal testing screen does not apply to pharmaceutical products, which must undergo animal testing as a matter of law. Pharmaceutical companies employ animal testing prior to clinical trials on people.
   We had a higher investment concentration in the retail sector during fiscal 1998 than the S&P 500 Index, in part because many retail companies offer attractive growth opportunities and consistently meet our socially responsible criteria.
   We were particularly pleased with our holdings of the Gap during the fiscal period. Shares of the San Francisco based company enjoyed strong price appreciation due to robust retail store sales. The Gap reported that sales increased by 40% for the 12 months ended November 30, 1998 when compared to the same period a year earlier. Also, the Gap opened 291 new stores during the year. We believe the retail chain's sales growth and expansion bodes well for the long-term appreciation of its share price.

Social Awareness Chart data

PORTFOLIO DIVERSIFICATION
November 30, 1998

                                Social           Domini               S&P
Index                       Awareness Fund   Social 400 Index      500 Index
Financials                       21.3%            16.6%              16.2%
Technology                       14.8%            16.3%              17.2%
Healthcare                       13.6%             9.6%              12.3%
Telecommunications               11.0%            11.3%               7.8%
Retail                            7.6%            18.0%               8.8%
Consumer Growth                  15.4%             7.4%              15.2%
Capital Goods                     5.0%             3.5%               8.1%
Basic Materials                   3.3%             5.5%               3.5%
Energy, Utilities &
 Transportation                   3.6%            11.8%              10.9%
Cash                              4.4%

strategic
   positioning
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                                                                         5

Year of the "Supercaps"
A primary factor in Social Awareness Fund's performance was our avoidance of "supercap" stocks - very large company stocks with relatively high price/earnings ratios that led the stock market during the 1998 fiscal year.
   We shunned most "supercap" stocks because they failed to rate highly - according to our growth and value investment parameters. Also, some "supercap" companies, such as General Electric and Exxon, were not able to meet our socially responsible investment criteria. This made it difficult for us to keep pace with the market.
   Our selection process led us instead to large and mid-cap stocks that appeared to have higher long-term growth potential and could be bought at reasonable share prices.
   Social Awareness Fund's avoidance of many "supercap" stocks is evident in the table on the following page. Our Fund's top ten holdings include just one stock that falls in the top ten holdings of the S&P 500 Index.

Volatile Financial Stocks
Few stocks fared worse during fiscal 1998 than those of financial companies. Banks and investment companies are usually more sensitive to global economic volatility than many businesses. Financial stocks suffered from successive problems that started with emerging market currency exposure during the spring and Russia's debt default last summer.
   Just over one-fifth of your Fund's net assets were allocated to financial stocks - the largest sector as of November 30, 1998. Financial stocks have historically been the Fund's largest sector because investment companies and banks are more likely to pass our social screens as well as offer strong growth prospects.
   However, many of our holdings performed poorly during the last half of the 1998 fiscal year, particularly Citigroup. The New York based financial company was formed by a merger between Travellers and Citicorp last spring - creating the world's largest financial services company.

WE LIMITED THE FUND'S EXPOSURE TO GLOBAL FINANCIAL COMPANIES BY FOCUSING ON SMALLER REGIONAL U.S. BANKS. UNFORTUNATELY, THE SHARE PRICES OF MANY SMALLER BANKS WERE UNJUSTLY PUNISHED, IN OUR VIEW, DUE TO THE MISSTEPS OF THEIR LARGER PEERS.

PORTFOLIO HIGHLIGHTS
NOVEMBER 30, 1998

                                   Social Awareness     Domini Social     S&P 500
                                         Fund             400 Index        Index
-----------------------------------------------------------------------------------
Median Market Capitalization         $4.5 billion        $3.5 billion  $7.5 billion
Number of Stocks                        131                 400           500
Average Stock
   Price to Earnings Ratio*            21.2x               30.4x         27.0x
-----------------------------------------------------------------------------------

* Based on a consensus of analysts' estimates for 1999 as reported by First
  Call.

(photo of family on beach)

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   6

   Investors became concerned that Citigroup's behemoth size would present certain operational difficulties and the company's share price subsequently fell. We believe Citigroup will eventually benefit from economies of scale once the logistics of the merger are better defined.
   We limited the Fund's exposure to global financial companies by focusing on smaller regional U.S. banks. Unfortunately, the share prices of many smaller banks were unjustly punished, in our view, because of the actions of their larger peers.
   Your Fund's holdings of AmSouth, a regional bank based in Birmingham, Alabama, fell in sympathy with larger banks during the market volatility. However, as of fiscal year-end, the bank's share price had bounced back on the resilience of a strong U.S. economy.

Opportunities in Technology
and Healthcare
Bolstering your Fund's performance during the 1998 fiscal year were our holdings of technology and healthcare stocks. These two sectors seemed to offer attractive capital appreciation prospects and together accounted for just over one-quarter of your Fund's net assets as of November 30, 1998.
   We were encouraged by the performance of Apple Computer throughout fiscal 1998. Our computer analysis indicated that Apple's stock met both our growth and value parameters. We purchased shares of Apple last winter and as of November 30, 1998, Apple's share price had appreciated by approximately one-third.
   Apple has been successful in marketing its newest addition to the company's line of computers - the iMAC, a personal computer competitive with other lower priced models. Apple also appears to have a number of promising new products in the development pipeline. We believe this bodes well for the company's long-term profit and earnings growth potential.
   One factor measured by our computer analysis is whether Wall Street analysts have raised earnings expectations for a stock - part of your Fund's ongoing research.

opportunities

TOP TEN HOLDINGS - A COMPARISON
-----------------------------------------------------------------------
NOVEMBER 30, 1998

Social Awareness Fund                       Standard & Poor's 500 Index
-----------------------------------------------------------------------
Microsoft                                        Microsoft
BellSouth                                        General Electric
Dell Computer                                    Intel
AT&T                                             Merck & Co.
First Union                                      Exxon
EMC                                              Coca-Cola
US West                                          Wal Mart
Allegiance                                       IBM
Learning Company                                 Pfizer
Arterial Vascular Engineering                    Philip Morris
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                                                                      for growth
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                                                                          7

Sometimes this leads us to companies reported to be merger and acquisition targets.
   The Fund's holdings of Arterial Vascular Engineering, a mid-cap medical products company, performed well after some Wall Street analysts indicated the company was a prime takeover candidate. The reports were confirmed last November when Arterial, which is among your Fund's ten largest holdings, was acquired by Medtronic, the world's largest heart pacemaker manufacturer. Our shares of Arterial Vascular soared in price by over 50% during the fiscal period and we believe our holdings have the potential for further capital appreciation.

OUTLOOK
The U.S. economy was still giving off mixed signals at 1998 fiscal year-end. Manufacturing has been hit hard by an international economic slowdown and many overseas consumer markets have dried up. Remarkably, U.S. consumers appear confident in the face of such turmoil.
   Some "supercap" manufacturers such as Boeing and Caterpillar have announced plans to lay off thousands of workers. Yet, the U.S. Department of Labor reported at the beginning of December that more jobs have been created than lost during 1998.
   We believe this conflicting data suggests that the economy may slow from its brisk pace in fiscal 1998, but still has plenty of momentum to keep expanding over the coming months.
   Social Awareness Fund's investment portfolio has been positioned over the past fiscal year to benefit from U.S. economic growth while escaping the full impact of struggling international markets. Many of the companies in which we invest generate the majority of their revenues from U.S. and/or European markets.
   Since no country can remain an island in the global economy, we expect additional stock market volatility in fiscal 1999. Fortunately, we believe our quantitative investment strategy cannot only endure the short-term effects of market volatility but also ultimately reward patient, long-term investors.

outlook

GLOSSARY

QUANTITATIVE ANALYSIS
evaluating the numerical qualities of a particular stock, such as price and earnings, to help gauge a stock's future performance.

PRICE/EARNINGS (P/E) RATIO
price of a stock divided by its earnings per share. The P/E ratio may use either the reported earnings from the previous year or analysts' forecast of next year's earnings.

VALUE STOCK
a stock selling below its underlying value. Value stocks generally have low price/earnings (P/E) ratios and higher than average dividend yields.

GROWTH STOCK
a stock that has a historically high earnings growth rate. Growth stocks generally have higher than average price/earnings (P/E) ratios and low dividend yields.



(photo of computer keyboard)
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   8

Performance Summary

Social Awareness Fund's Lifetime Performance
Growth of a $10,000 Investment
February 24, 1997 through November 30, 1998

                  Social Awareness                          Domini Social 400
Period End         Fund A Class         S&P 500 Index             Index
Feb. 24 '97           $ 9,424              $10,000               $10,000
Feb. 28 '97           $ 9,180              $10,000               $10,000
Mar. '97              $ 8,703              $ 9,589               $ 9,556
Apr. '97              $ 9,191              $10,162               $10,288
May  '97              $ 9,712              $10,780               $10,848
Jun. '97              $10,000              $11,263               $11,259
Jul. '97              $10,976              $12,159               $12,260
Aug. '97              $10,554              $11,478               $11,564
Sep. '97              $11,319              $12,107               $12,204
Oct. '97              $10,942              $11,702               $11,822
Nov. '97              $11,452              $12,244               $12,547
Dec. '97              $11,731              $12,454               $12,776
Jan. '98              $11,697              $12,592               $13,046
Feb. '98              $12,665              $13,500               $14,022
Mar. '98              $13,289              $14,192               $14,618
Apr. '98              $13,422              $14,334               $14,718
May  '98              $12,999              $14,088               $14,449
Jun. '98              $13,400              $14,660               $15,195
Jul. '98              $13,066              $14,504               $15,125
Aug. '98              $10,940              $12,407               $12,885
Sep. '98              $11,285              $13,202               $13,736
Oct. '98              $11,842              $14,276               $14,955
Nov. '98              $12,543              $15,141               $15,990

Performance shown above reflects a 5.75% front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.

SOCIAL AWARENESS FUND'S LIFETIME PERFORMANCE
----------------------------------------------------------------------
AVERAGE ANNUAL RETURN THROUGH NOVEMBER 30, 1998

                                                 Lifetime     One Year
----------------------------------------------------------------------
A Class (Est. 2/24/97)
   Excluding Sales Charge                         +17.56%      +9.52%
   Including Sales Charge                         +13.68%      +3.23%
----------------------------------------------------------------------
B Class (Est. 2/24/97)
   Excluding Sales Charge                         +16.68%      +8.60%
   Including Sales Charge                         +14.65%      +3.60%
----------------------------------------------------------------------
C Class (Est. 2/24/97)
   Excluding Sales Charge                         +16.68%      +8.60%
   Including Sales Charge                         +16.68%      +7.60%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B and C Class shares excluding sales charge assumes either the investment was not redeemed or contingent sales charges did not apply.

A Class shares have a 5.75% maximum front-end sales charge and a 0.25% 12b-1 fee. Effective November 2, 1998, the maximum sales charge on Class A shares was raised from 4.75% to 5.75% for investments of less than $50,000 made after this date.
B Class shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
C Class shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation of 1.20% (exclusive of 12b-1 fees) applies to all classes of shares, excluding taxes, interest, brokerage commission, extraordinary expenses and distribution fees. Performance would have been lower if the expense limitation were not in effect.

The average annual total return for the lifetime period and cumulative return for the one-year period ended November 30, 1998 for Social Awareness Fund's Institutional Class (est. 2/24/97), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +17.80% and +9.70%, respectively.

                                                         for growth of capital 9

Financial Statements

Delaware Group Equity Funds II, Inc. - Social Awareness Fund
Statement of Net Assets
November 30, 1998

                                                            Number     Market
                                                          of Shares    Value
                                                          ---------  -----------
 COMMON STOCK - 95.89%
 Automobiles & Auto Parts - 0.59%
 PACCAR.............................................        3,900 $   177,694
*Republic Industries................................       16,700     283,900
                                                                  -----------
                                                                      461,594
                                                                  -----------
 Banking, Finance & Insurance - 21.32%
 A.G. Edwards ......................................       20,955     772,716
 Allstate ..........................................       22,230     905,873
 American International Group ......................        8,300     780,200
 AmSouth Bancorporation ............................       10,203     431,077
 Bank One ..........................................        2,041     104,729
 BankAmerica .......................................        6,808     443,797
 BankBoston ........................................        4,950     206,044
 Bankers Trust New York ............................        5,675     493,725
 Chase Manhattan ...................................       16,300   1,034,031
 Citigroup .........................................       11,635     583,932
 City National .....................................        7,905     295,449
 Comerica ..........................................        8,070     520,515
 Conseco ...........................................       14,900     493,563
 Dime Bancorp ......................................       30,300     804,844
 Exel ..............................................        2,988     224,474
 Federal National Mortgage Association .............       12,400     902,100
 First American Financial ..........................       22,400     686,000
*FIRSTPLUS Financial Group .........................       49,200     123,000
 First Union .......................................       23,690   1,439,168
 Lehman Brothers Holdings ..........................       13,700     684,144
 Marsh & McLennan ..................................        4,520     263,008
 Mellon Bank .......................................        6,720     422,940
 Metris ............................................       18,554     621,559
 National City .....................................        4,712     316,882
 Old Republic International ........................       16,992     362,142
 PaineWebber Group .................................       13,905     568,367
 Reliance Group Holdings ...........................       24,980     348,159
 Republic New York .................................        4,050     189,338
 SLM Holding .......................................       13,902     611,688
 T. Rowe Price Associates ..........................        4,000     143,125
 Valley National Bancorp ...........................       22,700     658,300
 Washington Mutual .................................        5,493     213,025
                                                                  -----------
                                                                   16,647,914
                                                                  -----------
 Buildings & Materials - 0.64%
 Kaufman & Broad Home...............................       19,700     496,194
                                                                  -----------
                                                                      496,194
                                                                  -----------
 Cable, Media & Publishing - 4.35%
 Dun & Bradstreet ..................................       14,690     443,454
 Ennis Business Forms ..............................        2,475      25,988
 Gannett ...........................................        8,860     572,024
 McGraw-Hill .......................................        7,400     662,300
 New York Times ....................................       10,970     340,756

                                                           Number       Market
                                                         of Shares      Value
                                                         ---------     -------
COMMON STOCK (Continued)
Cable, Media & Publishing (Continued)

 Omnicom Group .....................................       6,560  $   350,550
 R.H. Donnelley ....................................       2,938       43,886
*Snyder Communications .............................      12,000      426,750
 Time Warner .......................................       1,000      105,750
*World Color Press .................................      14,300      425,425
                                                                  -----------
                                                                    3,396,883
                                                                  -----------
 Computers & Technology - 14.75%
*American Power Conversion .........................      14,420      596,177
*Apple Computer ....................................      22,800      728,888
*Cisco Systems .....................................       5,100      384,572
*Dell Computer .....................................      26,600    1,616,781
 Deluxe ............................................      21,525      747,994
*EMC ...............................................      18,800    1,363,000
*Electronics Arts ..................................       2,800      118,038
 HBO ...............................................      30,160      751,173
*Keane .............................................       7,800      224,250
*Learning Company ..................................      38,900    1,130,531
*Lexmark International Group .......................      10,000      763,750
*Microsoft .........................................      21,400    2,611,453
*Storage Technology ................................      13,820      483,700
                                                                  -----------
                                                                   11,520,307
                                                                  -----------
 Consumer Products - 3.49%
 Avon Products .....................................      10,230      415,594
 Clorox ............................................       2,690      298,758
 Maytag ............................................      12,900      698,213
 Premark International .............................      10,300      345,694
 Rubbermaid ........................................      12,300      406,669
*United Stationers .................................      21,400      565,094
                                                                  -----------
                                                                    2,730,022
                                                                  -----------
 Electronics & Electrical - 2.90%
 General Cable .....................................      27,200      516,800
*Solectron .........................................      12,200      807,488
*Waters ............................................      12,200      940,925
                                                                  -----------
                                                                    2,265,213
                                                                  -----------
 Energy - 1.40%
 Helmerich & Payne .................................      14,800      255,300
*Oryx Energy .......................................       5,180       71,549
 Sun ...............................................      22,620      766,253
                                                                  -----------
                                                                    1,093,102
                                                                  -----------
 Food & Beverage - 5.52%
*Agribrands International ..........................          80        2,430
 Campbell Soup .....................................       1,685       96,256
 Coca Cola .........................................       5,555      389,197
 Flowers Industries ................................      33,480      763,763
 General Mills .....................................      11,000      830,500

10 for growth of capital

                                                           Number       Market
                                                          of Shares     Value
                                                          ---------    --------
 COMMON STOCK (Continued)
 Food, Beverage & Tobacco (Continued)
 International Multifoods ......................           1,000     $    25,438
 Interstate Bakeries ...........................          20,850         547,313
 McCormick and Company .........................          11,400         380,831
 Quaker Oats ...................................          15,190         932,286
 Ralston-Purina Group ..........................           2,400          83,550
*Suiza Foods ...................................           2,700         127,913
 Universal Foods ...............................           5,440         134,980
                                                                     -----------
                                                                       4,314,457
                                                                     -----------
 Healthcare & Pharmaceuticals - 13.64%
 Allegiance ....................................          30,600       1,233,563
*AmeriSource Health ............................          10,000         640,000
*Amgen .........................................          13,000         977,438
*Arterial Vascular Engineering .................          23,100       1,129,734
 Bausch & Lomb .................................          12,400         688,200
 Bergen Brunswig Class A .......................          14,700         915,075
*Beverly Enterprises ...........................          44,830         257,773
 C.R.Bard ......................................           7,000         320,688
 Eli Lilly .....................................           9,100         816,156
*Health Management Associates ..................          42,300         917,381
*Lincare Holdings ..............................           5,970         206,152
 McKesson ......................................          10,400         740,350
 Mylan Laboratories ............................          16,900         560,869
*NBTY ..........................................          41,200         251,706
*PharMerica ....................................           3,882          15,831
*Rexall Sundown ................................          42,400         569,750
*Twinlab .......................................          24,700         409,866
                                                                     -----------
                                                                      10,650,532
                                                                     -----------
 Industrial Machinery - 2.18%
 Deere .........................................          14,700         513,581
 Ingersoll-Rand ................................          13,400         627,288
 Milacron ......................................          10,100         204,525
 Tredegar Industries ...........................          15,200         355,300
                                                                     -----------
                                                                       1,700,694
                                                                     -----------
 Leisure, Lodging & Entertainment - 1.73%
*Brinker International .........................          31,300         796,194
 Fleetwood Enterprises .........................          16,460         554,496
                                                                     -----------
                                                                       1,350,690
                                                                     -----------
 Metals and Mining - 0.52%
 Cleveland Cliffs Iron .........................          10,640         404,985
                                                                     -----------
                                                                         404,985
                                                                     -----------
 Packaging & Containers - 0.11%
*Sealed Air ....................................           2,010          88,691
                                                                     -----------
                                                                          88,691
                                                                     -----------
 Retail - 7.62%
*Dollar Tree Stores ............................          14,400         657,900
*Federated Department Stores ...................          16,400         683,675
 Fingerhut .....................................          45,000         500,625
 Gap ...........................................           5,792         426,074

                                                        Number         Market
                                                       of Shares       Value
                                                       ---------     ---------
COMMON STOCK (Continued)
Retail (Continued)
 Home Depot ....................................         6,000        $298,500
 Jostens .......................................        23,350         547,266
 Ross Stores ...................................        11,615         423,222
*Safeway .......................................        10,840         572,488
 TJX ...........................................        18,680         478,675
 Wal-Mart Stores ...............................         6,200         466,938
*Zale's ........................................        31,300         895,963
                                                                    ------------
                                                                     5,951,326
                                                                    ------------
 Telecommunications - 10.98%
*ADC Telecommunications ........................        29,500         882,234
 Alltel ........................................        16,900         895,700
 AT&T ..........................................        23,130       1,441,288
 BellSouth .....................................        22,400       1,954,400
*MCI Worldcom ..................................        12,000         708,000
 SBC Communications ............................        16,250         778,984
*Tellabs .......................................        11,170         603,529
 US WEST Communications Group ..................        20,980       1,306,005
                                                                   ------------
                                                                     8,570,140
                                                                   ------------
 Textiles, Apparel & Furniture - 1.99%
*Tommy Hilfiger ................................        12,700         768,350
*Westpoint Stevens .............................        26,200         784,363
                                                                   ------------
                                                                     1,552,713
                                                                   ------------
 Transportation & Shipping - 1.18%
*AMR ...........................................         9,140         602,669
*UAL ...........................................         5,040         320,985
                                                                   ------------
                                                                       923,654
                                                                   ------------
 Utilities - 0.98%
 OGE Energy ....................................        27,300         762,694
                                                                   ------------
                                                                       762,694
                                                                   ------------
 Total Common Stock (cost $70,286,160) .........                    74,881,805
                                                                   ------------

                                                    Principal
                                                     Amount
                                                  -------------
REPURCHASE AGREEMENTS - 4.26%
With Chase Manhattan 5.25% 12/1/98 (dated
   11/30/98, collateralized by $464,000
   U.S. Treasury Notes 5.50% due 2/28/03,
   market value $485,088 and $726,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $760,747) ......................    $1,220,000       1,220,000
With J.P. Morgan Securities 5.15% 12/1/98
   (dated 11/30/98, collateralized by
   $247,000 U.S. Treasury Notes 5.75% due
   10/31/00, market value $253,622 and
   $298,000 U.S. Treasury Notes 7.50% due
   11/15/01, market value $321,425 and
   $363,000 U.S. Treasury Notes 6.375% due
   8/15/02, market value $390,039) .............       944,000         944,000
                                                       for growth of capital 11

                                                        Principal       Market
                                                         Amount         Value
                                                        ---------     ---------
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.29% 12/1/98 (dated 11/30/98,
   collateralized by $95,000 U.S. Treasury Notes
   5.875% due 2/15/00, market value $98,363 and
   $363,000 U.S. Treasury Notes 5.875% due
   11/15/99, market value $367,812 and $726,000
   U.S. Treasury Bills due 2/18/99, market
   value $718,581) .............................        $1,161,000  $ 1,161,000
                                                                    -----------
Total Repurchase Agreements
   (cost $3,325,000) ...........................                      3,325,000
                                                                    -----------
TOTAL MARKET VALUE OF SECURITIES - 100.15%
   (cost $73,611,160) ..........................                    $78,206,805
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.15%) ..................                       (114,676)
                                                                    -----------
NET ASSETS APPLICABLE TO 6,978,684 SHARES
   ($1 par value) OUTSTANDING - 100.00% ........                    $78,092,129
                                                                    ===========

NET ASSET VALUE - SOCIAL AWARENESS FUND A CLASS
   ($38,858,280 / 3,449,994 shares) ............                         $11.26
                                                                    ===========
NET ASSET VALUE - SOCIAL AWARENESS FUND B CLASS
   ($30,172,480 / 2,714,183 shares) ............                         $11.12
                                                                    ===========
NET ASSET VALUE - SOCIAL AWARENESS FUND C CLASS
   ($8,682,643 / 781,025 shares) ...............                         $11.12
                                                                    ===========
NET ASSET VALUE - SOCIAL AWARENESS FUND
 INSTITUTIONAL CLASS ($378,726 / 33,482 shares).                         $11.31
                                                                    ===========
----------------------
* Non-income producing security for the year ended November 30, 1998.

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $1 par value, 200,000,000 shares
   authorized to the Fund with 100,000,000
   shares allocated to Social Awareness
   Fund A Class, 25,000,000 shares allocated
   to Social Awareness Fund B Class,
   25,000,000 shares allocated to Social
   Awareness Fund C Class, and 50,000,000
   shares allocated to Social Awareness
   Fund Institutional Class ....................                    $74,731,290
Accumulated net realized loss on investments ...                     (1,234,806)
Net unrealized appreciation of investments .....                      4,595,645
                                                                    -----------
Total net assets ...............................                    $78,092,129
                                                                    ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   SOCIAL AWARENESS FUND
Net asset value A Class (A) ....................                         $11.26
Sales charge (5.75% of offering price, or 6.13%
   of amount invested per share) (B) ...........                           0.69
                                                                    -----------
Offering price .................................                         $11.95
                                                                    ===========
----------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

12 for growth of capital

DELAWARE GROUP EQUITY FUNDS II, INC. -
SOCIAL AWARENESS FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME:
Dividends ............................................  $ 541,650
Interest .............................................    183,740    $  725,390
                                                        ---------    ----------

EXPENSES:
Management fees ......................................    345,435
Distribution expense .................................    294,755
Dividend disbursing and transfer agent fees
   and expenses ......................................    151,145
Registration fees ....................................     33,058
Accounting and administration ........................     18,136
Reports and statements to shareholders ...............      7,701
Professional fees ....................................      7,500
Custodian fees .......................................      3,476
Taxes (other than taxes on income) ...................      1,445
Directors' fees ......................................      1,333
Other ................................................      6,351       870,335
                                                        ---------    ----------
Less expenses absorbed or waived .....................                  (40,551)
                                                                     ----------
Total expenses .......................................                  829,784
                                                                     ----------
NET INVESTMENT LOSS ..................................                 (104,394)
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments .....................               (1,234,223)
Net change in unrealized appreciation/depreciation
   of investments ....................................                2,623,743
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS ....................................                1,389,520
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................               $1,285,126
                                                                     ==========

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS II, INC. -
SOCIAL AWARENESS FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                         Year          2/24/97*
                                                        Ended            to
                                                       11/30/98       11/30/97
                                                  -----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss ..............................    $  (104,394)  $    (9,231)
Net realized gain (loss) on investments ..........     (1,234,223)       75,984
Net change in unrealized appreciation/depreciation
   of investments ................................      2,623,743     1,971,902
                                                      -----------   -----------
Net increase in net assets resulting from
 operations ......................................      1,285,126     2,038,655
                                                      -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
   A Class .......................................        (38,406)           --
   B Class .......................................        (30,948)           --
   C Class .......................................         (5,476)           --
   Institutional Class ...........................           (414)           --
                                                      -----------   -----------
                                                          (75,244)           --
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .......................................     31,906,321     8,566,240
   B Class .......................................     24,847,840     6,337,744
   C Class .......................................      7,756,651     1,169,590
   Institutional Class ...........................        516,088     1,681,093
Net asset value of shares issued upon reinvestment
   of distributions from net realized gain
   on investments:
   A Class .......................................         35,864            --
   B Class .......................................         29,610            --
   C Class .......................................          5,197            --
   Institutional Class ...........................            414            --
                                                      -----------   -----------
                                                       65,097,985    17,754,667
                                                      -----------   -----------
Cost of shares repurchased:
   A Class .......................................     (3,123,666)     (314,600)
   B Class .......................................     (1,859,274)      (94,130)
   C Class .......................................       (390,664)      (10,931)
   Institutional Class ...........................       (274,168)   (1,941,627)
                                                      -----------   -----------
                                                       (5,647,772)   (2,361,288)
                                                      -----------   -----------
Increase in net assets derived from capital
   share transactions ............................     59,450,213    15,393,379
                                                      -----------   -----------

NET INCREASE IN NET ASSETS .......................     60,660,095    17,432,034

NET ASSETS:
Beginning of period ..............................     17,432,034            --
                                                      -----------   -----------
End of period ....................................    $78,092,129   $17,432,034
                                                      ===========   ===========
----------------------
   * Date of commencement of operations.

                             See accompanying notes
                                                       for growth of capital 13

Delaware Group Equity Funds II, Inc. - Social Awareness Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      A Class                       B Class
                                                            ----------------------------   ---------------------------
                                                            Year Ended     2/24/97(1) to   Year Ended    2/24/97(1) to
                                                             11/30/98        11/30/97       11/30/98        11/30/97
                                                            ----------     -------------   ----------    -------------
Net asset value, beginning of period .................        $10.330         $8.500         $10.280         $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ...................          0.015          0.007          (0.066)        (0.044)
   Net realized and unrealized gain on investments ...          0.955          1.823           0.946          1.824
                                                             --------       --------        --------       --------
   Total from investment operations ..................          0.970          1.830           0.880          1.780
                                                             --------       --------        --------       --------

Less distributions:
   Distributions from net realized gain on
    investments ......................................         (0.040)            --          (0.040)            --
                                                             --------       --------        --------       --------
   Total distributions ...............................         (0.040)            --          (0.040)            --
                                                             --------       --------        --------       --------
Net asset value, end of period .......................        $11.260        $10.330         $11.120        $10.280
                                                             ========       ========        ========       ========

Total return(3) ......................................           9.52%         21.53%           8.60%         20.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........        $38,858         $9,115         $30,172         $6,919
   Ratio of expenses to average net assets ...........           1.45%          1.50%           2.20%          2.20%
   Ratio of expenses to average net assets prior to
    expense limitation ...............................           1.56%          1.96%           2.26%          2.66%
   Ratio of net investment income (loss) to average
    net assets .......................................           0.14%          0.38%          (0.61%)        (0.32%)
   Ratio of net investment income (loss) to average
    net assets prior to expense limitation ...........           0.03%         (0.08%)         (0.67%)        (0.78%)
   Portfolio turnover ................................             22%            29%             22%            29%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

14 for growth of capital

Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                        C Class                     Institutional Class
                                                             ----------------------------      -----------------------------
                                                             Year Ended     2/24/97(1) to      Year Ended      2/24/97(1) to
                                                              11/30/98         11/30/97         11/30/98          11/30/97
                                                             ----------     -------------      ----------      -------------
Net asset value, beginning of period .................        $10.280           $8.500           $10.350           $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ...................         (0.068)          (0.044)            0.043            0.029
   Net realized and unrealized gain on
    investments ......................................          0.948            1.824             0.957            1.821
                                                             --------         --------          --------         --------
   Total from investment operations ..................          0.880            1.780             1.000            1.850
                                                             --------         --------          --------         --------

Less distributions:
   Distributions from net realized gain on
    investments ......................................         (0.040)              --            (0.040)              --
                                                             --------         --------          --------         --------
   Total distributions ...............................         (0.040)              --            (0.040)              --
                                                             --------         --------          --------         --------
Net asset value, end of period .......................        $11.120          $10.280           $11.310          $10.350
                                                             ========         ========          ========         ========
Total return(3) ......................................           8.60%           20.94%             9.70%           21.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........         $8,683           $1,290              $379             $107
   Ratio of expenses to average net assets ...........           2.20%            2.20%             1.20%            1.20%
   Ratio of expenses to average net assets prior
    to expense limitation ............................           2.26%            2.66%             1.26%            1.66%
   Ratio of net investment income (loss) to
    average net assets ...............................          (0.61%)          (0.32%)            0.39%            0.68%
   Ratio of net investment income (loss) to
    average net assets prior to expense
    limitation .......................................          (0.67%)          (0.78%)            0.33%            0.22%
   Portfolio turnover ................................             22%              29%               22%              29%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                       for growth of capital 15

Delaware Group Equity Funds II, Inc. -
Social Awareness Fund
Notes to Financial Statements
November 30, 1998

Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers five series: the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund, the Social Awareness Fund (formerly known as Quantum Fund) and the Diversified Value Fund. These financial statements and related notes pertain to the Social Awareness Fund (the "Fund"). The Fund offers four classes of shares. The Social Awareness Fund A Class carries a front-end sales charge of 5.75%. The Social Awareness Fund B Class carries a back-end sales charge. The Social Awareness Fund C Class carries a level load deferred sales charge and the Social Awareness Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At November 30, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $46,038.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years old or less, but greater than one year and 0.35% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.20% of average daily net assets of the Fund through January 31, 1999.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $22,610.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. For the period from February 1, 1998 through July 31, 1999, DDLP has elected to waive its fees to ensure that annual fees received from A Class do not exceed 0.25% of the average daily net assets of A Class.

For the year ended November 30, 1998, DDLP earned $125,576 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

16 for growth of capital

3. Investments
During the year ended November 30, 1998, the Fund made purchases of $66,248,700 and sales of $9,198,013 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $73,611,160.

At November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $4,595,645 of which $10,274,337 related to unrealized appreciation of securities and $5,678,692 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward of $1,234,806 expiring in 2006 which may be carried forward and applied against future gains.



4. Capital Stock
Transactions in capital stock shares were as follows:

                                                           Year      2/24/97*
                                                          Ended         to
                                                         11/30/98    11/30/97
                                                         --------    --------
Shares sold:
   A Class ......................................       2,847,821     915,132
   B Class ......................................       2,213,593     682,677
   C Class ......................................         691,454     126,620
   Institutional Class ..........................          48,074     196,601

Shares issued upon reinvestment of
   distributions from net realized gain on
   investments:
   A Class ......................................           3,485          --
   B Class ......................................           2,897          --
   C Class ......................................             509          --
   Institutional Class ..........................              40          --
                                                       ----------  ----------
                                                        5,807,873   1,921,030
                                                       ----------  ----------
Shares repurchased:
   A Class ......................................        (283,314)    (33,130)
   B Class ......................................        (175,560)     (9,424)
   C Class ......................................         (36,492)     (1,066)
   Institutional Class ..........................         (24,987)   (186,246)
                                                       ----------  ----------
                                                         (520,353)   (229,866)
                                                       ----------  ----------
Net increase ....................................       5,287,520   1,691,164
                                                       ==========  ==========
----------------------
* Date of commencement of operations.

5. Lines of Credit
The Fund has a committed line of credit for $600,000. No amount was outstanding at November 30, 1998, or at any time during the fiscal year.

Delaware Group Equity Funds II, Inc. - Social Awareness Fund
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Equity Funds II, Inc. - Social Awareness Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds II, Inc. - Social Awareness Fund (the "Fund") as of November 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Social Awareness Fund at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                              /s/   Ernst & Young LLP
                                              --------------------------------
                                                    Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF SOCIAL AWARENESS FUND SHAREHOLDERS, BUT IT may be used with prospective investors when preceded or accompanied by a current Prospectus for Social Awareness Fund, which set forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS

JEFFREY J. NICK
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

WAYNE A. STORK
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA


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AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers

INVESTMENT MANAGER                           SUBADVISOR
Delaware Management Company                  Vantage Investment Advisors,
Philadelphia, Pennsylvania                   New York New York

INTERNATIONAL AFFILIATE                      SHAREHOLDER SERVICING,
Delaware International Advisers Ltd.         DIVIDEND DISBURSING
London, England                              AND TRANSFER AGENT
                                             Delaware Service Company, Inc.
NATIONAL DISTRIBUTOR                         Philadelphia, Pennsylvania
Delaware Distributors, L.P.
Philadelphia, Pennsylvania                   1818 Market Street
                                             Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by current Social Awareness Fund Prospectus and the Delaware Investments Performance Updates for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

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Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

DELAWARE
INVESTMENTS
-------------------
Philadelphia*London

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1347)
AR-147[11/98]TKO1/99